SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

August 30, 1999

Dear Shareholders:

We are pleased to provide this annual report for Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc ("Trust") as of July 30, 1999. Included in this report is a market commentary and a schedule of the Trust's investments and financial statements for the year ended July 30, 1999.

During the year ended July 30, 1999, the net asset value of the Trust decreased from $10.51 per share to $8.82 per share. Dividends from net investment income totaling $0.88 per share were paid during this period. Assuming the reinvestment of these dividends in additional shares of the Trust, the net asset value return for the year ended July 30, 1999, was negative 7.73%. During the same period, the JP Morgan Emerging Markets Bond Index Plus (EMBI+), a standard measure of return for the emerging debt market, and the Salomon Smith Barney Mortgage Index, a standard of measure for mortgage securities, returned negative 6.89% and 2.90%, respectively.

EMERGING MARKETS DEBT SECURITIES

The primary events impacting emerging markets debt during the Trust's fiscal year included the Russian domestic debt default, the currency crisis in Brazil and the beginnings of economic recovery in Asia. Each of these events had an impact on the countries directly involved, as well as a broader spillover impact on the entire market.

Russia's ability to finance its budget deficit was an important factor for the emerging debt market at the beginning of the Trust's fiscal year. Russia's currency was under pressure in early August 1998 as investors questioned the country's ability to maintain currency stability without meaningful fiscal reform. The country had made some progress on fiscal reform and successfully accessed external debt markets during June and July, which helped to relieve some of the short-term pressure on its finances. The pro-reform government continued to promote its reform agenda but was hampered by its inability to increase tax collections. The progress Russia made through early August, as well as its constructive relationship with the IMF, was severely damaged when it chose to devalue the ruble, default on domestic debt and dismiss its government, in the middle of August. Russia was pushed to this unlikely combination of measures by its inability to roll over obligations in Russia's Treasury bill market. Russia's debt securities declined by nearly 80% during August with the decline concentrated in a three-day period following these events.

The turmoil in Russia impacted all emerging markets debt as investors fled the asset class for the safety of the U.S. Treasury market. This flight to quality was compounded by the forced unwinding of the substantial leverage which financed many investments in emerging markets. The magnitude of spread widening in emerging markets debt was similar to the Mexican peso crisis in early 1995, although the 1998 spread widening occurred more quickly. In addition,

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

spreads in all other non-Treasury fixed income investments including investment grade corporate debt and investment grade asset-backed securities expanded to historically wide levels.

Emerging markets debt began to recover in September as investors recognized that at 1,500 basis points over Treasuries, the market was dramatically oversold. The recovery was further supported by interest rate cuts by the Federal Reserve Board ("Fed") which totaled 75 basis points. Most emerging markets decoupled from Russia in the recovery as investors recognized value in many oversold countries. Russia's economic outlook was as uncertain as its political situation. Russia began to recover in early 1999 as it reopened discussions with the IMF, and successfully made coupon payments on its Eurobond debt. During the first seven months of calendar 1999, Russia has been the best performing country in the EMBI+, returning over 101% during this period.

The next major development in emerging markets during the Trust's fiscal year was the devaluation of the Brazilian currency in January. After a few false starts, Brazil has made major strides toward restoring market confidence in its monetary and fiscal policy. This restoration of confidence has been led by Arminio Fraga, the new central bank president, and complemented by the government's ability to obtain a timely Congressional package of some key fiscal reforms. Brazil still has a very heavy domestic debt burden, but its improvement in monetary policy and its fiscal reforms have created an opportunity for the country to restructure its debt.

The recession in Asia, a product of the rolling currency crisis which impacted Thailand, Korea, Malaysia and Indonesia and threatened the currency peg in Hong Kong, had a direct negative impact on the debt values of each of these countries. In addition, the currency turmoil in Asia increased the risk premium in all emerging markets debt. This increase in the risk premium represented investor perception that there was a likelihood of currency devaluation in all emerging markets. While this perception was unfair to many emerging markets countries, it was a lingering concern for investors at the beginning of the Trust's fiscal year. As the fiscal year unfolded, Asian economies began to recover, spurred by growth in exports and a return of foreign direct investment. While the pace of recovery is uneven, all leading Asian economies with the exception of Hong Kong are expected to report positive real GDP growth in calendar 1999.

Over the course of this highly eventful fiscal year for the Trust, we have remained invested in emerging markets debt. While the market has been highly volatile, our extensive experience in the asset class has convinced us that in order to enjoy the long-term returns offered by the market we must ride through the volatility. The primary rationale for remaining invested in a downturn is that emerging market declines are usually accompanied by reduced liquidity. When the market recovers, an equally sharp rebound also occurs with below-normal levels of liquidity, and it is impossible to create a diversified portfolio at the market bottom.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

MORTGAGE-BACKED SECURITIES

The U.S. mortgage-backed securities market as measured by Salomon Smith Barney returned a very modest 2.90% during the fiscal year. Performance of mortgage-backed securities, in which the Trust had invested approximately 41% of its assets as of July 30, 1999, was hampered by rising U.S. interest rates during the first six months of 1999. The U.S. economy remained particularly robust throughout the past year despite widespread recessions and credit problems in the global economy. As economic growth appeared to rebound in Asia and Europe in early 1999, U.S. interest rates began to rise, pushing bond prices lower as investors correctly anticipated that the Fed would raise interest rates at their June 30, 1999 meeting.

We continue to pursue the Trust's strategy of investing in a broadly diversified portfolio of fixed income securities, which have been issued by the U.S. government or its agencies or issued by foreign governments and collateralized by U.S. government securities.

                                      * * *

In a continuing effort to provide timely information concerning the Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 am to 6:00 p.m. EST for the Trust's portfolio holdings and allocations. For information concerning Salomon Brothers 2008 Worldwide stock account, please call American Stock Transfer & Trust Company at 1-800-937-5449 (1-718-921-8200 if you are calling from within New York City).

All of us at Salomon Brothers Asset Management appreciate the confidence you have demonstrated in the past and hope to continue to serve you in the future years.

Sincerely,

/s/ HEATH B. MCLENDON

HEATH B. MCLENDON
Chairman and President

/s/ PETER J. WILBY

PETER J. WILBY
Executive Vice President

/s/ ROGER M. LAVAN

ROGER M. LAVAN
Executive Vice President

/s/ THOMAS K. FLANAGAN

THOMAS K. FLANAGAN
Executive Vice President

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS

July 30, 1999


       FACE
     AMOUNT           SECURITY                                                           VALUE
----------------------------------------------------------------------------------------------
SOVEREIGN BONDS -- 53.9%
ARGENTINA -- 10.4%
                    Republic of Argentina:
$56,000,000           Discount Bond, Series L-GL, 6.000% due 3/31/23 (a)(e).....  $ 37,030,000
 22,260,000           Par Bond, Series L-GP, 6.000% due 3/31/23 (a).............    13,425,563
                                                                                  ------------
                                                                                    50,455,563
                                                                                  ------------
BRAZIL -- 11.1%
                    Federal Republic of Brazil:
  1,145,547           C Bond, 8.000% due 4/15/14 (b)............................       702,364
 10,375,000           DCB, Series L, 5.9375% due 4/15/12 (a)....................     6,186,094
 38,750,000           Discount Bond, Series Z-L, 5.875% due 4/15/24 (a)(e)......    23,467,969
 16,553,750           EI Bond, Series L, 5.875% due 4/15/06 (a).................    12,798,118
  2,000,000           NMB, Series L, 5.9375% due 4/15/09 (a)....................     1,358,750
 17,450,000           Par Bond, Series Z-L, 5.750% due 4/15/24 (a)..............     9,706,563
                                                                                  ------------
                                                                                    54,219,858
                                                                                  ------------
BULGARIA -- 4.4%
                    Republic of Bulgaria:
 24,300,000           Discount Bond, Tranche A, 6.500% due 7/28/24 (a)(e).......    16,675,875
  2,000,000           IAB, Series PDI, 6.500% due 7/28/11 (a)(c)................     1,376,250
  5,000,000           Registered IAB, Series RPDI, 6.500% due 7/28/11 (a).......     3,440,625
                                                                                  ------------
                                                                                    21,492,750
                                                                                  ------------
ECUADOR -- 4.4%
                    Republic of Ecuador:
 18,600,000           Discount Bond, 6.000% due 2/28/25 (a).....................     7,916,625
 36,450,000           Par Bond, 4.000% due 2/28/25 (a)(e).......................    13,577,625
                                                                                  ------------
                                                                                    21,494,250
                                                                                  ------------
IVORY COAST -- 1.7%
                    Republic of Ivory Coast:
 14,000,000           FLIRB, 2.000% due 3/29/18 (a).............................     3,815,000
 13,162,500           PDI Bond, 2.000% due 3/29/18 (a)..........................     4,475,250
                                                                                  ------------
                                                                                     8,290,250
                                                                                  ------------

--------------------------------------------------------------------------------
                       See notes to financial statements.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)

July 30, 1999


       FACE
     AMOUNT           SECURITY                                                           VALUE
----------------------------------------------------------------------------------------------
MEXICO -- 8.8%
                    United Mexican States:
$19,150,000           Discount Bond, Series A, 5.875% due 12/31/19 (a)(e)
                        (including 29,461,000 rights)...........................  $ 15,655,125
  4,950,000           Discount Bond, Series B, 5.875% due 12/31/19 (a)
                        (including 7,615,000 rights)............................     4,046,625
    200,000           Discount Bond, Series D, 6.0675% due 12/31/19 (a)
                        (including 308,000 rights)..............................       163,500
  2,150,000           Par Bond, Series A, 6.250% due 12/31/19
                        (including 2,150,000 rights)............................     1,527,844
 29,850,000           Par Bond, Series B, 6.250% due 12/31/19 (e)
                        (including 29,850,000 rights)...........................    21,212,156
                                                                                  ------------
                                                                                    42,605,250
                                                                                  ------------
PANAMA -- 0.2%
                    Republic of Panama:
    300,000           IRB, 4.250% due 7/17/14 (a)...............................       219,375
    756,433           PDI Bond, 6.500% due 7/17/16 (a)(b).......................       541,324
                                                                                  ------------
                                                                                       760,699
                                                                                  ------------
PERU -- 2.1%
 23,000,000         Republic of Peru, Par Bond, 3.000% due 3/7/27 (a)...........    10,465,000
                                                                                  ------------
PHILIPPINES -- 1.7%
  9,500,000         Republic of the Philippines, Series B, 6.500% due 12/1/17...     8,003,750
                                                                                  ------------
RUSSIA -- 0.1%
                    Russia, Ministry of Finance, Global Bond:
    350,000           8.750% due 7/24/05 (c)....................................       175,000
    600,000           12.750% due 6/24/28.......................................       338,250
                                                                                  ------------
                                                                                       513,250
                                                                                  ------------
VENEZUELA -- 9.0%
                    Republic of Venezuela:
 16,190,412           DCB, Series DL, 6.3125% due 12/18/07 (a)..................    11,980,906
 41,000,000           Discount Bond, Series W-A, 5.875% due 3/31/20 (a)(e)
                        (including 292,740 warrants)............................    26,445,000
  6,500,000           Discount Bond, Series W-B, 6.000% due 3/31/20 (a)
                        (including 46,410 warrants).............................     4,192,500
  1,523,800           FLIRB, Series A, 6.000% due 3/31/07 (a)...................     1,131,422
                                                                                  ------------
                                                                                    43,749,828
                                                                                  ------------

                    TOTAL SOVEREIGN BONDS (Cost -- $267,171,560)................   262,050,448
                                                                                  ------------

--------------------------------------------------------------------------------
                       See notes to financial statements.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)

July 30, 1999


       FACE
     AMOUNT           SECURITY                                                             VALUE
------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES -- 41.0%
                    Federal Home Loan Mortgage Corporation (FHLMC):
$24,000,000           6.500%, 30 Year, Gold (TBA) (d).............................  $ 22,860,000
  7,567,913           Series 1599, Class D, 6.500% due 6/15/19 (PAC I/O) (e)......       413,526
  2,338,386           Series 1610, Class PH, 6.500% due 3/15/19 (PAC I/O) (e).....       203,182
  3,313,083           Series 1617, Class PF, 6.500% due 6/15/18 (PAC I/O) (e).....       133,186
  2,686,346           Series 2062, Class PL, 6.500% due 10/15/16 (PAC I/O) (e)....       498,653
 11,577,500           Series 2075, Class IC, 6.500% due 7/15/16 (PAC I/O) (e).....     1,895,816
 13,669,846           Series 2086, Class PK, 6.500% due 5/15/18 (PAC I/O) (e).....     1,674,556
 15,485,000           Series 2098, Class IB, 6.000% due 11/15/02 (PAC I/O) (e)....     2,588,898
                    Federal National Mortgage Association (FNMA):
 27,000,000           6.000%, 30 Year (TBA) (d)...................................    25,000,110
 55,500,000           6.500%, 30 Year (TBA) (d)...................................    52,828,710
 55,000,000           7.000%, 30 Year (TBA) (d)...................................    53,744,900
 10,000,000           7.500%, 30 Year (TBA) (d)...................................    10,003,100
 20,000,000           8.000%, 30 Year (TBA) (d)...................................    20,418,600
  3,476,275           Trust 1993-183, Class EA, 6.500% due 3/25/17 (REMIC) (PAC
                        I/O) (e)..................................................       143,261
  2,824,539           Trust 1993-189, Class PH, 6.500% due 2/25/19 (REMIC) (PAC
                        I/O) (e)..................................................       239,203
  6,356,614           Trust 1998-15, Class PJ, 6.500% due 2/18/21 (REMIC) (PAC
                        I/O) (e)..................................................     1,048,841
  5,032,765           Trust 1998-44, Class IA, 6.500% due 7/18/16 (REMIC) (PAC
                        I/O) (e)..................................................       855,570
  4,026,308           Trust 1998-44, Class JB, 6.500% due 2/18/08 (REMIC) (PAC
                        I/O) (e)..................................................       359,851
 10,000,000           Trust 1998-58, Class PD, 6.500% due 3/25/21 (REMIC) (PAC
                        I/O) (e)..................................................     1,678,125
 16,217,041           Trust 1998-63, Class IA, 6.000% due 10/25/23 (REMIC) (PAC
                        I/O) (e)..................................................     2,812,643
  1,600,000           Trust 1998-68, Class I, 6.500% due 12/25/19 (REMIC) (PAC
                        I/O) (e)..................................................       248,000
                                                                                    ------------

                    TOTAL MORTGAGE-BACKED SECURITIES (Cost -- $205,473,256).......   199,648,731
                                                                                    ------------
ZERO COUPON MUNICIPAL BONDS -- 4.9%
 11,200,000         Austin, Texas Utility System Revenue, Series A, due
                      11/15/08....................................................     7,065,520
                    Edinburg, Texas Cons. Independent School District:
  1,845,000           Due 2/15/08.................................................     1,208,014
  2,705,000           Due 2/15/09.................................................     1,669,824
  5,470,000         Harris County, Texas, due 8/15/08.............................     3,493,798
 10,535,000         Texas State Public Finance Authority Building Revenue, due
                      2/1/08......................................................     6,911,171
                    Westmoreland County, Pennsylvania:
  2,665,000           Series G, due 6/1/08........................................     1,719,618
  2,515,000           Series G, due 12/1/08.......................................     1,583,092
                                                                                    ------------

                    TOTAL ZERO COUPON MUNICIPAL BONDS (Cost -- $22,843,452).......    23,651,037
                                                                                    ------------

--------------------------------------------------------------------------------
                       See notes to financial statements.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)

July 30, 1999

      FACE
     AMOUNT                                  SECURITY                                    VALUE
----------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.2%
$   909,000         State Street Bank & Trust Co., 5.020% due 8/2/99; Proceeds
                      at maturity -- $909,380; (Fully collateralized by U.S.
                      Treasury Bonds,
                      7.500% due 11/15/24; Market value -- $929,000)
                        (Cost -- $909,000)......................................  $    909,000
                                                                                  ------------

                    TOTAL INVESTMENTS -- 100% (Cost -- $496,397,268)............  $486,259,216
                                                                                  ============

--------------------------------------------------------------------------------

(a) Rate shown reflects current rate on variable rate instrument or instrument with step coupon rates.
(b) Payment-in-kind security for which part of the income earned is capitalized as additional principal.
(c) Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.
(d) Mortgage dollar roll (See Note 4).
(e) Segregated as collateral for mortgage dollar rolls outstanding at year end.

    Abbreviations used in this schedule:
    C Bond  -- Capitalization Bond.
    DCB     -- Debt Conversion Bond.
    EI      -- Eligible Interest.
    FLIRB   -- Front Loaded Interest Reduction Bond.
    IAB     -- Interest in Arrears Bond.
    IRB     -- Interest Reduction Bond.
    NMB     -- New Money Bond.
    PAC I/O -- Planned Amortization Class -- Interest Only.
    PDI     -- Past Due Interest.
    REMIC   -- Real Estate Mortgage Investment Conduit.
    TBA     -- To Be Announced Security.

--------------------------------------------------------------------------------
                       See notes to financial statements.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

July 30, 1999

ASSETS:
  Investments, at value (Cost -- $496,397,268)..............  $486,259,216
  Receivable for securities sold............................    34,429,057
  Interest receivable.......................................     6,213,466
  Prepaid expenses..........................................         5,954
                                                              ------------
  TOTAL ASSETS..............................................   526,907,693
                                                              ------------
LIABILITIES:
  Payable for securities purchased..........................   221,610,469
  Payable to bank...........................................       604,766
  Investment advisory fee payable...........................       152,721
  Administration fee payable................................        37,125
  Accrued expenses..........................................       158,445
                                                              ------------
  TOTAL LIABILITIES.........................................   222,563,526
                                                              ------------
  TOTAL NET ASSETS..........................................  $304,344,167
                                                              ============
NET ASSETS:
  Common stock ($0.001 par value, 200,000,000 shares
    authorized; 34,510,639 shares outstanding)..............  $     34,511
  Additional paid-in capital................................   323,533,363
  Undistributed net investment income.......................     7,455,594
  Accumulated net realized loss on investments..............   (16,541,249)
  Net unrealized depreciation on investments................   (10,138,052)
                                                              ------------
  TOTAL NET ASSETS..........................................  $304,344,167
                                                              ============
NET ASSET VALUE, PER SHARE ($304,344,167 / 34,510,639
  shares)...................................................         $8.82
                                                              ============

--------------------------------------------------------------------------------
                       See notes to financial statements.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

For the Year Ended July 30, 1999

INCOME:
  Interest..................................................  $ 35,993,007
                                                              ------------
EXPENSES:
  Investment advisory fees (Note 2).........................     1,918,077
  Administration fees (Note 2)..............................       462,099
  Custody...................................................       113,113
  Shareholder communications................................        77,587
  Audit and tax services....................................        58,853
  Shareholder and system servicing fees.....................        56,792
  Legal fees................................................        39,237
  Listing fees..............................................        32,250
  Directors' fees and expenses..............................        31,099
  Amortization of deferred organization costs (Note 1)......         1,718
  Other.....................................................        11,704
                                                              ------------
  TOTAL EXPENSES............................................     2,802,529
                                                              ------------
NET INVESTMENT INCOME.......................................    33,190,478
                                                              ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3):
  Net Realized Loss From Security Transactions..............   (10,106,093)
                                                              ------------
  Change in Net Unrealized Appreciation (Depreciation) of
    Investments:
    Beginning of Year.......................................    40,908,201
    End of Year.............................................   (10,138,052)
                                                              ------------
  INCREASE IN NET UNREALIZED DEPRECIATION...................   (51,046,253)
                                                              ------------
NET LOSS ON INVESTMENTS.....................................   (61,152,346)
                                                              ------------
DECREASE IN NET ASSETS FROM OPERATIONS......................  $(27,961,868)
                                                              ============

--------------------------------------------------------------------------------
                       See notes to financial statements.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                               FOR THE YEAR    FOR THE YEAR
                                                                   ENDED           ENDED
                                                               JULY 30, 1999   JULY 31, 1998
--------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income...................................   $ 33,190,478    $ 31,314,914
    Net realized gain (loss)................................    (10,106,093)      4,726,432
    Increase in net unrealized depreciation.................    (51,046,253)    (25,638,697)
                                                               ------------    ------------
    INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.......    (27,961,868)     10,402,649
                                                               ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income...................................    (30,231,322)    (32,888,641)
                                                               ------------    ------------
    DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
      SHAREHOLDERS..........................................    (30,231,322)    (32,888,641)
                                                               ------------    ------------
    DECREASE IN NET ASSETS..................................    (58,193,190)    (22,485,992)
NET ASSETS:
    Beginning of Year.......................................    362,537,357     385,023,349
                                                               ------------    ------------
    END OF YEAR*............................................   $304,344,167    $362,537,357
                                                               ============    ============
*Includes undistributed net investment income of:...........     $7,455,594      $4,496,438
                                                               ============    ============

--------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS

For the Year Ended July 30, 1999

CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
    Purchases of long-term portfolio investments............  $(202,017,165)
    Proceeds from disposition of long-term portfolio
     investments and principal paydowns.....................    185,372,747
    Net sales of short-term portfolio investments...........     30,919,000
                                                              -------------
                                                                 14,274,582
    Net investment income...................................     33,190,478
    Adjustments to reconcile net investment income to net
     cash provided by operating activities:
        Amortization of net premium/discount on
        investments.........................................     (5,486,039)
        Amortization of organization expenses...............          1,718
        Capitalized income on payment-in-kind securities....       (593,207)
        Net change in receivables/payables related to
        operations..........................................        272,929
                                                              -------------
    NET CASH FLOWS PROVIDED BY OPERATING ACTIVITIES.........     41,660,461
                                                              -------------
CASH FLOWS USED BY FINANCING ACTIVITIES:
    Decrease in dollar roll transactions (Note 4)...........    (12,034,828)
    Cash dividends paid.....................................    (30,231,322)
                                                              -------------
    NET CASH FLOWS USED BY FINANCING ACTIVITIES.............    (42,266,150)
                                                              -------------
NET DECREASE IN CASH........................................       (605,689)
Cash, Beginning of Year.....................................            923
                                                              -------------
PAYABLE TO BANK, END OF YEAR................................  $    (604,766)
                                                              =============

--------------------------------------------------------------------------------
                       See notes to financial statements.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc ("Trust") was incorporated in Maryland on May 24, 1993 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Trust commenced operations on August 27, 1993. The investment objective of the Trust is to manage a portfolio of fixed income securities that will return $10 per share to investors on or about November 30, 2008 while providing high monthly income. No assurance can be given that the Trust's investment objective will be achieved.

The Trust will seek to achieve its investment objective by investing substantially all (at least 90%) of its assets, under normal conditions, in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, securities issued or guaranteed by foreign governments (sovereign bonds) and collateralized in full as to principal due at their maturity by U.S. government securities, and zero-coupon obligations of municipal issuers. The market prices of the securities in which the Trust invests are expected to fluctuate with changes in interest rates and the perceived credit quality of such assets. The Trust's investments in sovereign bonds may be affected by political, social, economic or diplomatic changes in such countries and the Trust's investment in such securities increases the risk that the Trust will return less than $10 per share in the year 2008. At July 30, 1999, a significant portion of the Trust's investments is in sovereign debt of emerging market countries. In addition, the Trust's investment in mortgage-backed securities is subject to the risk that rapid principal repayment, including prepayment, may have an adverse effect on the yield to maturity of such securities.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates.

(a) SECURITIES VALUATION.   In valuing the Trust's assets, all securities for
which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there were a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales on such date and bid and asked quotations are available, and
(iii) at the bid price if there were no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. The Trust values mortgage-backed and asset-backed securities and other debt securities on the basis of current market quotations provided by dealers or independent pricing services which use prices provided by

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

(b) INVESTMENT TRANSACTIONS.   Investment transactions are recorded on the trade
date. Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount or amortizes premium on securities purchased using the effective interest method.

(c) FEDERAL INCOME TAXES.   The Trust has complied and intends to continue to
comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute sufficient taxable income to shareholders. Therefore, no federal income tax or excise tax provision is required.

(d) DIVIDENDS AND DISTRIBUTIONS.   The Trust declares and pays dividends to
shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets. The Trust currently intends to retain, until the final liquidating distribution, income in an amount approximately equal to the tax-exempt income accrued on the zero-coupon obligations of municipal issuers in which it invests but in no event greater than 10% of the Trust's net investment income per year.

(e) DEFERRED ORGANIZATION COSTS.   A total of $125,000 was incurred in
connection with the organization of the Trust. These costs have been deferred and amortized ratably over a five-year period from commencement of operations. As of July 30, 1999, the amortization of these costs had been completed.

(f) REPURCHASE AGREEMENTS.   When entering into repurchase agreements, it is the
Trust's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

(g) CASH FLOW INFORMATION.   The Trust invests in securities and distributes net
investment income and net realized gains which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing premium or accreting discount on debt obligations.

NOTE 2. MANAGEMENT AND ADMINISTRATION FEES AND OTHER TRANSACTIONS

The Trust has an Investment Advisory Agreement with Salomon Brothers Asset Management Inc ("Adviser"), a wholly-owned subsidiary of Salomon Brothers Holding Company Inc., which in turn is wholly owned by Salomon Smith Barney Holdings, Inc. ("SSBH"), pursuant to which the Adviser acts as the Trust's investment adviser and is responsible for the management of the Trust's portfolio in accordance with the Trust's investment objectives and policies and for making decisions to buy, sell, or hold particular securities.

The Trust pays the Adviser a monthly fee for its advisory services at an annual rate of 0.60% of the value of the Trust's average weekly net assets. Pursuant to an administrative agreement dated September 1, 1995, the Adviser serves as Administrator and Prudential Mutual Fund Management, Inc. as Sub-administrator ("Sub-administrator"). Under an amended Agreement, the Trust pays the Administrator a monthly fee at an annual rate of 0.15% of the value of the Trust's average weekly net assets up to $250 million and 0.125% of the value of such net assets in excess of $250 million for its services, out of which the Administrator pays the Sub-administrator eighty percent of such fees collected for its services.

At July 30, 1999, the Adviser owned 13,485 shares of the Trust.

NOTE 3. PORTFOLIO ACTIVITY AND FEDERAL INCOME TAX STATUS

During the year ended July 30, 1999, the aggregate cost of purchases and proceeds from sales of investments (including principal paydowns, but excluding short-term securities) were as follows:

Purchases...................................................  $201,895,428
                                                              ============
Sales.......................................................  $185,978,106
                                                              ============

At July 30, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation...............................  $ 13,604,267
Gross unrealized depreciation...............................   (23,742,319)
                                                              ------------
Net unrealized depreciation.................................  $(10,138,052)
                                                              ============

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4. BORROWINGS

DOLLAR ROLLS.   The Trust enters into dollar rolls in which the Trust sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. At July 30, 1999, the Trust has outstanding net contracts to repurchase mortgage-backed securities of $187,786,771 for a scheduled settlement of August 16, 1999. During the roll period, the Trust forgoes principal and interest paid on the securities. The Trust is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security. The average monthly balance of dollar rolls outstanding during the year ended July 30, 1999 was $194,362,184.

NOTE 5. EVENTS SUBSEQUENT TO JULY 30, 1999

Subsequent to July 30, 1999, the Board of Directors of the Trust declared dividends of $0.073 per common share payable August 27, 1999 and September 24, 1999 to shareholders of record on August 17, 1999 and September 14, 1999, respectively.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

-----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31, EXCEPT WHERE NOTED:


                                                              1999(1)    1998      1997     1996     1995
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year.......................... $ 10.51    $ 11.16   $ 8.76   $ 7.57   $ 7.75
                                                             -------    -------   ------   ------   ------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.....................................    0.96       0.91     1.00     0.94     0.89
  Net realized and unrealized gain (loss)...................   (1.77)     (0.61)    2.31     1.12    (0.19)
                                                             -------    -------   ------   ------   ------
  Total Income (Loss) From Operations.......................   (0.81)      0.30     3.31     2.06     0.70
                                                             -------    -------   ------   ------   ------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................................   (0.88)     (0.95)   (0.91)   (0.87)   (0.88)
                                                             -------    -------   ------   ------   ------
NET ASSET VALUE, END OF YEAR................................ $  8.82    $ 10.51   $11.16   $ 8.76   $ 7.57
                                                             -------    -------   ------   ------   ------
MARKET PRICE PER SHARE, END OF YEAR......................... $9.4375    $9.6875   $9.875   $8.625   $7.875
                                                             -------    -------   ------   ------   ------
TOTAL RETURN(2).............................................    7.08%      7.95%   26.20%   21.39%   12.05%
RATIOS TO AVERAGE NET ASSETS:
  Total expenses............................................    0.87%      0.90%    0.93%    1.01%    1.01%
  Net investment income.....................................   10.34%      8.38%   10.11%   11.27%   12.20%
SUPPLEMENTAL DATA:
  Net assets, end of year (millions)........................    $304       $363     $385     $302     $261
  Average net assets (millions).............................    $321       $374     $340     $287     $251
  Portfolio turnover rate...................................      37%        34%      30%      32%      52%
  Asset coverage to dollar rolls outstanding
    at end of year..........................................     262%*      273%*    316%     320%     302%
  Total mortgage dollar rolls outstanding
    at end of year (millions)...............................    $188       $209     $178     $137     $129

--------------------------------------------------------------------------------

(1)  For the year ended July 30, 1999.
(2) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year reported. For purposes of this calculation, dividends are assumed to be reinvested at prices obtained under the Trust's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.
* Securities have been segregated to cover all outstanding mortgage dollar rolls at year-end.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Salomon Brothers 2008 Worldwide Dollar
Government Term Trust Inc

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc (the "Trust") at July 30, 1999, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York

September 15, 1999

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
SELECTED QUARTERLY FINANCIAL INFORMATION (unaudited)

                                                                                            NET INCREASE
                                                                NET REALIZED AND            (DECREASE) IN
                                        NET INVESTMENT             UNREALIZED                NET ASSETS
                                            INCOME                 GAIN (LOSS)             FROM OPERATIONS
                                     ---------------------   -----------------------   -----------------------
                          TOTAL                     PER                       PER                       PER
  QUARTERLY PERIOD       INCOME        AMOUNT      SHARE        AMOUNT       SHARE        AMOUNT       SHARE
--------------------------------------------------------------------------------------------------------------
August 1, 1996
 to October 31, 1996   $ 8,721,821   $7,949,929    $0.23     $ 24,992,853    $ 0.72    $ 32,942,782    $ 0.95
November 1, 1996
 to January 31, 1997    10,055,843    9,239,583     0.27       22,400,570      0.65      31,640,153      0.92
February 1, 1997
 to April 30, 1997       8,862,492    8,068,980     0.23      (10,122,279)    (0.29)     (2,053,299)    (0.06)
May 1, 1997
 to July 31, 1997        9,947,990    9,175,090     0.27       42,642,584      1.23      51,817,674      1.50
August 1, 1997
 to October 31, 1997     9,048,527    8,154,274     0.24      (29,740,658)    (0.86)    (21,586,384)    (0.63)
November 1, 1997
 to January 30, 1998     8,981,298    8,128,516     0.23       22,838,755      0.66      30,967,271      0.90
February 1, 1998
 to April 30, 1998       8,447,475    7,577,564     0.22        2,798,247      0.08      10,375,811      0.30
May 1, 1998
 to July 31, 1998        8,218,403    7,454,560     0.22      (16,808,609)    (0.49)     (9,354,049)    (0.27)
August 1, 1998
 to October 31, 1998     8,054,107    7,309,404     0.21      (45,868,771)    (1.33)    (38,559,367)    (1.12)
November 1, 1998
 to January 31, 1999     9,266,981    8,530,558     0.25       (4,932,601)    (0.15)      3,597,957      0.10
February 1, 1999
 to April 30, 1999       9,514,167    8,766,158     0.25       25,700,672      0.75      34,466,830      1.00
May 1, 1999
 to July 30, 1999        9,157,752    8,584,358     0.25      (36,051,646)    (1.04)    (27,467,288)    (0.79)


                           DIVIDENDS AND
                           DISTRIBUTIONS         SHARE PRICE
                       ----------------------   --------------
                                       PER
  QUARTERLY PERIOD       AMOUNT       SHARE     HIGH     LOW
---------------------  ---------------------------------------
August 1, 1996
 to October 31, 1996   $ 7,557,830    $0.219   9 1/4    8 5/8
November 1, 1996
 to January 31, 1997     8,834,724     0.256   9 3/8    8 3/4
February 1, 1997
 to April 30, 1997       7,557,830     0.219   9 5/8    8 7/8
May 1, 1997
 to July 31, 1997        7,557,830     0.219   9 15/16  9 1/4
August 1, 1997
 to October 31, 1997     7,557,831     0.219  10 3/16   9
November 1, 1997
 to January 30, 1998    10,215,150     0.296  10 3/16   9 3/8
February 1, 1998
 to April 30, 1998       7,557,830     0.219  10 3/16   9 7/8
May 1, 1998
 to July 31, 1998        7,557,830     0.219  10 3/16   9 5/8
August 1, 1998
 to October 31, 1998     7,557,830     0.219   9 13/16  7 3/4
November 1, 1998
 to January 31, 1999     7,557,831     0.219   9 5/8    8 11/16
February 1, 1999
 to April 30, 1999       7,557,831     0.219   9 7/16   9 1/16
May 1, 1999
 to July 30, 1999        7,557,830     0.219   9 1/2    9 3/16

--------------------------------------------------------------------------------

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN  (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), stockholders may elect to have all distributions automatically reinvested by American Stock Transfer & Trust Company (the "Plan Agent") in Trust Shares pursuant to the Plan. Each registered Stockholder will receive from the Trust, as soon as practicable, an authorization card to be signed and returned if the Stockholder elects to participate in the Plan. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the custodian, as dividend disbursing agent. In the case of stockholders, such as banks, brokers or nominees, that hold Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Shares certified from time to time by the stockholders as representing the total amount registered in such stockholders' names and held for the account of beneficial owners who are participants in the Plan. Investors that own shares registered in the name of a bank, broker-dealer or other nominee should consult with such nominee as to the participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the stockholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares in connection with the Plan.

The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The receipt of dividends and distributions under the Plan will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN  (unaudited) (continued)

Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Trust or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 40 Wall Street, 46th Floor, New York, New York 10005.

---------------------------------------------------------------------------
OTHER INFORMATION (unaudited)

Year 2000. The investment management services provided to the Trust by SBAM depend in large part on the smooth functioning of its computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which the dates were encoded or calculated. The capability of these systems to recognize the year 2000 could have a negative impact on SBAM's provision of investment advisory services, including handling of securities trades, pricing and account services. SBAM has advised the Trust that it has been reviewing all of their computer systems and actively working on necessary changes to its systems to prepare for the year 2000 and expects that given the extensive testing which it is undertaking its systems will be year 2000 compliant before such date. In addition, SBAM has been advised by certain of the Trust's service providers that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance that SBAM or any other service provider will be successful in achieving year 2000 compliance, or that interaction with other non-complying computer systems will not impair services to the Trust at that time.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

-----------
DIRECTORS

CHARLES F. BARBER
      Consultant; formerly Chairman,
      ASARCO Incorporated

DANIEL P. CRONIN
      Vice President -- General Counsel,
      Pfizer International Inc.

HEATH B. McLENDON
      Managing Director, Salomon Smith
        Barney Inc.
      President and Director, SSBC Fund
        Management Inc. and Travelers
        Investment Advisors, Inc.

RIORDAN ROETT
      Professor and Director,
      Latin American Studies Program,
      Paul H. Nitze School of
      Advanced International Studies,
      Johns Hopkins University

JESWALD W. SALACUSE
      Henry J. Braker
      Professor of Commercial Law,
      The Fletcher School of Law & Diplomacy,
      Tufts University

---------
OFFICERS

HEATH B. McLENDON
      Chairman and President

LEWIS E. DAIDONE
      Senior Vice President and Treasurer

PETER J. WILBY
      Executive Vice President

THOMAS K. FLANAGAN
      Executive Vice President

JAMES E. CRAIGE
      Executive Vice President

ROGER M. LAVAN
      Executive Vice President

ANTHONY PACE
      Controller

CHRISTINA T. SYDOR
      Secretary

    --------------------------
    SALOMON BROTHERS
    2008 WORLDWIDE DOLLAR
    GOVERNMENT TERM TRUST INC
          Seven World Trade Center
          New York, New York 10048

    INVESTMENT ADVISER AND ADMINISTRATOR
          Salomon Brothers Asset
            Management Inc
          Seven World Trade Center
          New York, New York 10048

    SUB-ADMINISTRATOR
          Prudential Mutual Fund
            Management, Inc.
          One Seaport Plaza
          New York, New York 10292

    CUSTODIAN
          PNC Bank N.A.
          200 Stevens Drive
          Lester, PA 19113

    TRANSFER AGENT
          American Stock Transfer & Trust
            Company
          40 Wall Street
          New York, New York 10005

    INDEPENDENT ACCOUNTANTS
          PricewaterhouseCoopers LLP
          1177 Avenue of the Americas
          New York, New York 10036

    LEGAL COUNSEL
          Simpson Thacher & Bartlett
          425 Lexington Avenue
          New York, New York 10017

    NEW YORK STOCK EXCHANGE SYMBOL
          SBG

    --------------------------------------------------------------------

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, shares of its common stock at market prices.

    --------------------------------------------------------------------

                 This report is for stockholder information.
                 This is not a prospectus intended for use in
                    the purchase or sale of Trust shares.

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

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